FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
95 WALL STREET
NEW YORK, NY 10005

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A MEMBER OF THE
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FIRST
INVESTORS
INSURED
TAX EXEMPT
FUND, INC.

ANNUAL
REPORT

DECEMBER 31, 1997



Portfolio Manager's Letter
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.

Dear Investor:

1997 was a very good year for the U.S. economy and financial markets. The economy grew at an annual pace of 3.8%, with the unemployment rate falling to its lowest level since the 1970's. Despite faster economic growth, inflation, as measured by the Consumer Price Index, rose less than 2%, its smallest increase in over ten years. Reflecting the strong economy, the Federal budget deficit declined substantially and had almost been eliminated by year-end. Against this backdrop, the Federal Reserve held monetary policy steady after one small increase in the benchmark Federal funds rate in March.

Although both the U.S. bond and stock markets suffered setbacks at times during the year, the combination of moderate growth and low inflation ultimately provided a rewarding environment for investors. Long-term bond yields fell to their lowest level in two years, while the broad stock market indices recorded their third consecutive year of substantial gains. While many overseas markets were buffeted by the economic crisis in Southeast Asia, U.S. markets remained relatively stable or -- in the case of the bond market -- benefited from a "flight to safety" as investors sought the security of the world's largest and most efficient financial markets.

Long-term municipal bond yields ended 1997 near their lowest level since the mid-1970's. Most of the decline in yields occurred during the second half of the year as the bond market benefited from low inflation in the U.S. and instability in Southeast Asia. Low yields spurred issuance of $220 billion of municipal bonds during 1997, the third largest volume of supply in the market's history. This supply kept municipal bond yields higher than they might have been otherwise. As a result, municipal bonds ended the year somewhat cheap relative to taxable bonds, laying the groundwork for strong performance in 1998.

During 1997, First Investors Insured Tax Exempt Fund's Class A shares had a total return of 8.3% on a net asset value basis, comparable to the average return of 8.4% for insured municipal bond funds as reported by Lipper Analytical Services, Inc. Class B shares returned 7.6% on a net asset value basis. For 1997, the Fund declared dividends from investment income of 50.4 cents per share on Class A shares and
43.2 cents per share on Class B shares.

Fund performance during 1997 was driven primarily by three factors. First, approximately 70% of the Fund's assets were invested in noncallable bonds. Most municipal bonds are callable which means that issuers can buy -- or call -- bonds from investors if interest rates fall. This limits the price appreciation of callable bonds when interest rates fall as they did in 1997. In contrast, noncallable bonds have unlimited potential to increase in price. Our holdings of noncallable bonds contributed significantly to the Fund's total return. Second, the Fund remained substantially fully invested throughout the year. This allowed the Fund to earn the highest amount of income possible and provided the best opportunity to benefit on a total return basis from falling interest rates. Third, the Fund's duration (or interest rate sensitivity) increased during the year which resulted in greater capital appreciation when the market rallied during the last four months of the year.

Investors who buy bond funds -- whether for income or total return
 -- should be aware that the value of their investment fluctuates as interest rates change. For example, a 50 basis point (or .5%) increase in yield on a twenty-year municipal bond results in roughly a 6% decrease in that bond's price. In each of the last five years, twenty year municipal bond yields have fluctuated by more than 50 basis points. In addition, while the Fund's municipal bonds are insured as to timely payment of principal and interest, the insurance does not protect the bonds against changes in market value. Investors should be aware of these risks and recognize that successful investing generally requires a long-term commitment to the market.

Following 1997's strong performance, the outlook for U.S. financial markets continues to be positive, although uncertainties do exist. In particular, we believe that the economic problems in Southeast Asia will slow growth in the U.S. However, it is unclear to what extent growth will be slowed and, consequently, what the ultimate impact will be on the financial markets. On a positive note, Southeast Asia's problems should result in lower inflation worldwide. Uncertainty often leads to volatile markets. During such times, investors are generally best served by focusing on long-term objectives and maintaining a disciplined approach to investing.

As always, we appreciate the opportunity to serve your investment needs.

Sincerely,

/S/Clark D. Wagner
Clark D. Wagner
Chief Investment Officer
and Portfolio Manager

January 30, 1998



Cumulative Performance Information
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.

Comparison of change in value of $10,000 investment in the First
Investors Insured Tax Exempt Fund, Inc. (Class A shares) and the
Lehman Brothers Municipal Bond Index.


The following table is the source data for the line chart which appears at this point in the printed document. This table is not part of the original printed document and is shown for reference only.
The same is also true for this descriptive paragraph.

             TAX EXEMPT          LEHMAN
JAN 1988       9,375             10,000
DEC 1988       9,581             10,150
DEC 1989      10,608             11,180
DEC 1990      11,511             12,386
DEC 1991      12,241             13,289
DEC 1992      13,496             14,903
DEC 1993      14,569             16,217
DEC 1994      16,009             18,207
DEC 1995      15,110             17,266
DEC 1996      17,530             20,303
DEC 1997      18,023             21,166

(INSET BOX IN CHART READS:)

As of December 31, 1997
                          Average Annual Total Return*
Class A Shares     N.A.V. Only     S.E.C. Standardized
One Year               8.27%                 1.46%
Five Years             6.02%                 4.66%
Ten Years              7.25%                 6.67%
S.E.C. 30-Day Yield                 3.54%
Class B Shares
One Year               7.62%                 3.62%
Since Inception
   (1/12/95)           7.94%                 7.06%
S.E.C. 30-Day Yield                 3.08%

The graph compares a $10,000 investment in the First Investors Insured Tax Exempt Fund, Inc. (Class A shares) beginning 1/1/88 with a theoretical investment in the Lehman Brothers Municipal Bond Index. The Lehman Brothers Municipal Bond Index is a total return performance benchmark for the long-term investment grade tax-exempt bond market. Returns and attributes for the Index are calculated semi-monthly using approximately 21,000 municipal bonds which are priced by Muller Data Corp. The Index does not take into account fees and expenses or cost of insurance of the bonds held by an insured tax-exempt bond fund. It is not possible to invest directly in the Lehman Brothers Municipal Bond Index. For purposes of the graph and the accompanying table, unless otherwise indicated, it has been assumed that the maximum sales charge was deducted from the initial $10,000 investment in the Fund and all dividends and distributions were reinvested. Class B shares performance may be greater than or less than that shown in the line graph above for Class A shares based on differences in sales loads and fees paid by shareholders investing in the different classes.

* Average Annual Total Return figures (for the period ended 12/31/97) include the reinvestment of all dividends and distributions. "N.A.V. Only" returns are calculated without sales charges. The Class A "S.E.C. Standardized" returns shown are based on the maximum sales charge of 6.25% (prior to 7/1/93 and 12/29/89, the maximum sales charges were 6.9% and 7.25%, respectively). The Class B "S.E.C. Standardized" returns are adjusted for the applicable deferred sales charge (maximum of 4% in the first year). Results represent past performance and do not indicate future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Lehman Brothers Municipal Bond Index figures from Lehman Brothers, Inc. and all other figures from First Investors Management Company, Inc.




Portfolio of Investments
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
December 31, 1997


----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Amount
                                                                                                                    Invested
                                                                                                                    For Each
Principal                                                                                                         $10,000 of
   Amount          Security                                                                         Value         Net Assets

-----------------------------------------------------------------------------------------------------------------------------
                   MUNICIPAL BONDS-- 98.4%
                   Alaska--.5%
  $ 8,000M         North Slope Boro, Alaska General Obligation 7.15% 6/30/2005**           $    5,690,000             $    47
-----------------------------------------------------------------------------------------------------------------------------
                   Arizona--.9%
    8,550M         Arizona State Municipal Financing Program Ctfs. of Partn. 7.7% 8/1/2010     10,740,937                  90
-----------------------------------------------------------------------------------------------------------------------------
                   California--5.6%
    2,775M         California Public Capital Improv. Fin. Auth. 8.1% 3/1/2018                   2,851,035                  24
   12,770M         California State Public Works Board Lease Rev. Dept. of Corrections
                     5% 12/1/2019                                                              12,865,775                 108
    4,220M         Long Beach Finance Authority 6% 11/1/2017                                    4,810,800                  40
   10,000M         San Francisco City & County Redev. Agcy. 6 3/4% 7/1/2025                    11,312,500                  95
    5,000M         San Jose Redevelopment Agency Tax Allocation 6% 8/1/2015                     5,675,000                  47
                   Santa Clara County Financing Authority:
    5,000M           7 3/4% 11/15/2010                                                          6,456,250                  54
    8,900M           5 3/4% 11/15/2013                                                          9,790,000                  82
    6,220M         South Orange County Public Financing Authority 6 1/2% 8/15/2010              7,339,600                  61
    5,000M         Walnut Valley Unified School District 7.2% 2/1/2016                          6,237,500                  52
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               67,338,460                 563
-----------------------------------------------------------------------------------------------------------------------------
                   Colorado--.5%
    5,000M         Denver City & County Airport Revenue 6% 11/15/2013                           5,687,500                  47
-----------------------------------------------------------------------------------------------------------------------------
                   Connecticut--2.2%
                   Connecticut Special Tax Obligation Revenue:
   13,500M           6 1/2% 10/1/2011                                                          16,166,250                 135
    9,000M           6 1/8% 9/1/2012                                                           10,383,750                  87
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               26,550,000                 222
-----------------------------------------------------------------------------------------------------------------------------
                   Delaware--.6%
    7,000M         Delaware State Econ. Dev. Auth. Rev. Pollution Control 7.15% 7/1/2018        7,752,500                  65
-----------------------------------------------------------------------------------------------------------------------------
                   District of Columbia--2.6%
                   Washington D.C. General Obligation:
   10,530M           Series "C" 8% 6/1/1998*                                                   10,920,347                  91
    5,800M           Series "A" 6 1/2% 6/1/2009                                                 6,763,322                  57
   13,255M           Series "E" 6% 6/1/2012                                                    14,074,291                 118
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               31,757,960                 266
-----------------------------------------------------------------------------------------------------------------------------
                   Florida--3.0%
                   Escambia County Utilities Authority:
    5,485M           6 1/4% 1/1/2012                                                            6,348,887                  53
    5,360M           6 1/4% 1/1/2013                                                            6,231,000                  52
    1,070M         Florida Hsg. Fin. Agy. Residential Mtge. Rev. (Series 2) 8% 12/15/2016       1,101,019                   9
   10,000M         Lakeland, Florida Electric & Water Revenue 6% 10/1/2012                     11,375,000                  95
    4,500M         Orlando Regional Healthcare 6 1/4% 10/1/2021                                 5,270,625                  44
                   Sunrise Utilities System Revenue:
    1,500M           10 1/4% 10/1/2000*                                                         1,738,125                  15
    1,500M           10 3/4% 10/1/2000*                                                         1,756,875                  15
    1,395M         West Coast Regional Water Supply Auth. 10.4% 10/1/2010*                      1,965,206                  16
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               35,786,737                 299
-----------------------------------------------------------------------------------------------------------------------------
                   Georgia--7.1%
    6,315M         Fulton County Water & Sewer Revenue 6 3/8% 1/1/2014                          7,435,912                  62
                   Georgia Municipal Electric Authority Power Revenue:
    5,000M            6 1/4% 1/1/2012                                                           5,775,000                  48
    5,000M            7 1/4% 1/1/2024                                                           6,618,750                  56
                   Metropolitan Atlanta Rapid Transit Authority:
    7,500M            6 3/4% 7/1/2004*                                                          8,643,750                  72
   20,450M            6 1/4% 7/1/2011                                                          23,543,063                 197
   28,605M            6% 7/1/2013                                                              32,466,675                 272
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               84,483,150                 707
-----------------------------------------------------------------------------------------------------------------------------
                   Hawaii--1.6%
                   Hawaii State General Obligation:
    5,500M           6% 10/1/2009                                                               6,170,505                  52
    6,000M           6% 10/1/2010                                                               6,716,100                  56
    6,000M         Honolulu General Obligation 5 3/4% 4/1/2012                                  6,562,980                  55
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               19,449,585                 163
-----------------------------------------------------------------------------------------------------------------------------
                   Illinois--13.1%
                   Chicago Board of Education Lease Certificates:
    5,000M            6% 1/1/2016                                                               5,593,750                  47
   33,200M            6% 1/1/2020                                                              37,391,500                 313
                   Chicago General Obligation:
    7,000M            6% 1/1/2010                                                               7,665,000                  64
   16,660M            6 1/8% 1/1/2016                                                          18,034,450                 151
                   Chicago O'Hare International Airport Revenue:
   14,570M            6 3/8% 1/1/2012                                                          16,227,337                 136
   10,000M            6 3/8% 1/1/2015                                                          11,050,000                  92
    3,340M         Chicago Public Building Commission Building Revenue 7 3/4% 1/1/1999*         3,527,474                  30
    1,910M         Des Plaines Hosp. Facs. (Holy Family Hosp.) 9 1/4% 1/1/2014                  1,929,998                  16
   16,750M         Illinois Development Finance Auth. Poll. Control Rev. 6 3/4% 3/1/2015       19,032,187                 159
                   Illinois Development Finance Authority Rev. (Rockford School 205):
    3,400M            6.55% 2/1/2009                                                            3,978,000                  33
    5,000M            6.6% 2/1/2010                                                             5,881,250                  49
    3,000M            6.65% 2/1/2011                                                            3,543,750                  30
                   Illinois Health Facilities Authority Revenue:
    4,300M            Bromenn Healthcare Project 8% 8/15/1998*                                  4,494,016                  38
    2,600M            SSM Health Care Project Series "B" 8% 6/1/1998*                           2,695,836                  23
    1,750M         Lansing Sales Tax Rfdg. 7.7% 12/1/1998*                                      1,811,495                  15
    4,000M         Regional Transportation Authority 7 3/4% 6/1/2019                            5,450,000                  45
                   Will County School District General Obligation:
    3,600M            7% 12/1/2007                                                              4,342,500                  36
    2,080M            7.05% 12/1/2008                                                           2,542,800                  21
    1,175M            7.1% 12/1/2009                                                            1,448,188                  12
-----------------------------------------------------------------------------------------------------------------------------
                                                                                              156,639,531               1,310
-----------------------------------------------------------------------------------------------------------------------------
                   Indiana--.9%
    4,070M         Delaware County Hosp. Auth. (Ball Memorial Hosp.) 6 5/8% 8/1/2001*           4,471,912                  37
    4,010M         Indiana Housing Fin. Auth. Single-Family Mtge. Rev. 7.6% 1/1/2016            4,250,600                  36
    2,000M         Indiana State Edl. Facs. Auth. (Butler University) 8% 11/1/1998*             2,106,580                  18
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               10,829,092                  91
-----------------------------------------------------------------------------------------------------------------------------
                   Louisiana--5.0%
                   Louisiana Public Facilities Authority Hospital Revenue:
    2,350M            Touro Infirmary 8% 6/1/1998*                                              2,436,621                  20
    2,400M            Womens Hospital Foundation 8 1/8% 10/1/1998*                              2,522,016                  21
                   Louisiana Public Facilities Health & Ed. Capital Facilities:
    5,690M            CP Program 7.9% 12/1/2015                                                 5,992,708                  50
    1,750M            Our Lady of the Lake 8.2% 12/1/1998*                                      1,845,935                  16
                   Louisiana State General Obligation:
    8,050M            6.1% 5/1/2010                                                             8,733,204                  73
   14,555M            6% 5/1/2012                                                              15,687,088                 131
   14,000M            6% 5/1/2014                                                              15,009,540                 126
                   New Orleans Regional Transit Auth. Sales Tax Revenue:
    5,000M            6.81% 12/1/2021**                                                         1,400,000                  12
   10,000M            7.1% 12/1/2021**                                                          2,800,000                  23
    3,000M         Regional Transportation Authority Revenue 8% 12/1/2013                       3,168,600                  27
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               59,595,712                 499
-----------------------------------------------------------------------------------------------------------------------------
                   Massachusetts--8.0%
    4,750M         Boston General Obligation 7 3/8% 2/1/2000*                                   5,147,812                  43
   10,025M         Boston, Mass. Water & Sewer 5 3/4% 11/1/2013                                11,115,219                  93
    2,300M         Mass. Bay Transportation Authority Ctfs. of Partn. 7.65% 8/1/2000*           2,544,375                  21
                   Mass. Bay Transportation Authority Gen. Sys. Rev.:
    9,080M            5.8% 3/1/2012                                                            10,083,249                  84
   10,775M            5.8% 3/1/2013                                                            11,961,866                 100
   10,000M            5 7/8% 3/1/2015                                                          11,047,800                  93
                   Mass. Health & Educational Facilities Authority:
    2,300M            Berkshire Health Systems 7.6% 10/1/1998*                                  2,409,986                  20
    1,500M            Carney Hospital 7 3/4% 7/1/2000*                                          1,659,375                  14
                   Mass. Housing Finance Agency:
    6,610M            6% 12/1/2012                                                              7,072,700                  59
    1,540M            7.7% 6/1/2017                                                             1,600,168                  13
   20,550M         Mass. State General Obligation 6% 8/1/2009                                  23,365,350                 196
    5,400M         Mass. State Water Resource Authority 6% 8/1/2013                             6,095,250                  51
    1,000M         Palmer General Obligation 7.3% 3/1/2000*                                     1,086,250                   9
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               95,189,400                 796
-----------------------------------------------------------------------------------------------------------------------------
                   Michigan--2.3%
   10,000M         Michigan State General Obligation 6 1/4% 11/1/2012                          11,628,600                  97
                   Michigan State Housing Development Auth. Single-Family Mtge. Rev.:
    4,685M            7 1/2% 6/1/2015                                                           4,913,394                  41
    2,500M            7.3% 12/1/2016                                                            2,631,250                  22
    2,135M            7.7% 12/1/2016                                                            2,223,069                  19
    4,500M         Monroe County Econ. Dev. Corp. (Detroit Edison Co.) 6.95% 9/1/2022           5,737,500                  48
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               27,133,813                 227
-----------------------------------------------------------------------------------------------------------------------------
                   Minnesota--.7%
    1,295M         Eden Prairie Multi-Family Housing 8% 7/1/2026                                1,374,319                  12
    1,240M         St. Paul Hsg. & Red. Auth. (Como-Lake Proj.) 7 1/2% 3/1/2026
                      (Defaulted) (Note 1A)                                                     1,240,000                  10
    4,795M         University of Minnesota Series "A" 5 3/4% 7/1/2017                           5,262,512                  44
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                7,876,831                  66
-----------------------------------------------------------------------------------------------------------------------------
                   Mississippi--.5%
    4,475M         Mississippi Hosp. Equip. & Facs. Auth. Rev. (Baptist Med. Ctr.)
                      7.6% 5/1/2000*                                                            4,911,313                  41
    1,200M         Mississippi Hsg. Fin. Corp. Single-Family Mtge. Rev. 7.8% 10/15/2016         1,228,224                  10
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                6,139,537                  51
-----------------------------------------------------------------------------------------------------------------------------
                   Missouri--2.6%
    1,640M         Kansas City School District Bldg. Cap. Improvement 7.9% 2/1/1998*            1,677,523                  14
                   Missouri State Health & Educational Facilities Authority:
                      BJC Health System Series "A":
    6,840M            6 3/4% 5/15/2010                                                          8,199,450                  69
   10,175M            6 3/4% 5/15/2011                                                         12,197,281                 102
   10,000M         Lester Cox 6.7% 9/1/2016**                                                   3,750,000                  31
    5,245M         SSM Health Care 6 1/4% 6/1/2007                                              5,749,831                  48
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               31,574,085                 264
-----------------------------------------------------------------------------------------------------------------------------
                   Nevada--.2%
    1,535M         Nevada Housing Div. Single-Family Prog. 7.6% 10/1/2018                       1,613,669                  14
    1,120M         Reno Hosp. Rev. (St. Mary's Hospital) 7 3/4% 1/1/2000*                       1,219,400                  10
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                2,833,069                  24
-----------------------------------------------------------------------------------------------------------------------------
                   New Jersey--2.0%
    4,440M         New Jersey Health Care Facs. Fing. Auth. (AHS Hosp. Corp.)
                      6% 7/1/2013                                                               4,967,250                  42
                   New Jersey Housing & Mortgage Financing Revenue:
    5,380M            7 1/2% 4/1/2015                                                           5,669,175                  48
    8,400M            7 3/8% 10/1/2017                                                          8,883,000                  74
    4,195M            8.1% 10/1/2017                                                            4,338,847                  36
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               23,858,272                 200
-----------------------------------------------------------------------------------------------------------------------------
                   New Mexico--.5%
    1,000M         Farmington Power Rev. Gen. Dev. 9 7/8% 7/1/2005*                             1,326,250                  11
                   New Mexico Mortgage Finance Authority, Single-Family Mortgage:
    3,075M            8% 1/1/2017                                                               3,165,866                  27
      945M            8 5/8% 7/1/2017                                                             972,925                   8
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                5,465,041                  46
-----------------------------------------------------------------------------------------------------------------------------
                   New York--9.6%
                   Metropolitan Transit Authority:
   14,285M            Commuter Facilities 5% 7/1/2016                                          14,124,294                 118
                      Transit Facilities:
   10,000M            8% 7/1/1998*                                                             10,406,500                  87
    3,500M            7 1/2% 7/1/2000*                                                          3,832,500                  32
    3,850M         New York City General Obligation Series "A" 8% 8/1/98*                       3,999,919                  34
   22,250M         New York City Municipal Water Finance Auth. Rev. 6% 6/15/2021               25,448,438                 213
    4,500M         New York State Dorm. Auth. Revs. City Univ. System 7 1/2% 7/1/2000*          4,950,000                  42
                   New York State Dorm. Auth. Revs. State Univ. System:
    2,780M            7 1/4% 5/15/2000*                                                         3,033,675                  25
   11,300M            7 3/8% 5/15/2014                                                         12,317,000                 103
    5,000M         New York State General Obligation 6% 6/15/2011                               5,396,750                  45
    6,500M         New York State Housing Finance Agency Rev. 5 7/8% 11/1/2010                  6,987,500                  58
                   New York State Med. Care Facs. Fin. Agcy. Rev.:
    1,985M            Hosp. & Nursing 7.35% 2/15/2029                                           2,123,950                  18
   10,500M            St. Luke's Hosp. 7.45% 2/15/2000*                                        11,418,750                  96
    4,000M         New York State Urban Dev. Corp. 7 1/2% 1/1/2000*                             4,340,000                  36
    5,840M         Suffolk County, N.Y. Indl. Dev. Agcy. Southwest Sewer Sys.
                      6% 2/1/2008                                                               6,570,000                  55
-----------------------------------------------------------------------------------------------------------------------------
                                                                                              114,949,276                 962
-----------------------------------------------------------------------------------------------------------------------------
                   North Carolina--1.7%
                   North Carolina Municipal Power Agency (Catawba):
    8,950M            6% 1/1/2010                                                              10,079,937                  84
    8,945M            6% 1/1/2011                                                              10,051,944                  84
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               20,131,881                 168
-----------------------------------------------------------------------------------------------------------------------------
                   North Dakota--1.1%
   10,500M         Mercer County Poll. Ctrl. Rev. (Basin Elec. Pwr. Coop.) 7.2% 6/30/2013      13,020,000                 109
-----------------------------------------------------------------------------------------------------------------------------
                   Ohio--.1%
    1,435M         Ohio State Air Quality Dev. Auth. (Ohio Power Co.) 7.4% 8/1/2009             1,521,100                  13
-----------------------------------------------------------------------------------------------------------------------------
                   Oklahoma--2.3%
                   Grand River Dam Authority Revenue:
    9,000M            5 3/4% 6/1/2008                                                          10,023,750                  84
   13,000M            6 1/4% 6/1/2011                                                          15,096,250                 126
      885M         Muskogee County Home Fin. Auth. Single-Family Mtge. 7.6% 12/1/2010             925,931                   8
    1,420M         Tulsa County Home Fin. Auth. Single-Family Mtge. 7.35% 11/1/2010             1,512,300                  13
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               27,558,231                 231
-----------------------------------------------------------------------------------------------------------------------------
                   Pennsylvania--1.9%
    1,080M         Allegheny County Rev. Fin. Auth. Mtge. Single-Family Mtge. 8% 6/1/2017       1,113,869                   9
    5,000M         Pennsylvania State General Obligation 6 3/4% 11/15/2013                      5,686,950                  48
   12,050M         Pittsburgh Water & Sewer Authority 6 1/2% 9/1/2013                          14,309,375                 120
    1,000M         Sewickely Valley Hosp. Auth. (Sewickely Vy. Hosp.) 7 1/2% 10/1/1999*         1,076,250                   9
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               22,186,444                 186
-----------------------------------------------------------------------------------------------------------------------------
                   Puerto Rico--1.4%
                   Puerto Rico Commonwealth Highway & Transportation Authority
                   Revenue:
    4,500M            6 1/4% 7/1/2013                                                           5,236,875                  44
    5,250M            6 1/4% 7/1/2015                                                           6,149,063                  51
    5,000M            6% 7/1/2018                                                               5,750,000                  48
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               17,135,938                 143
-----------------------------------------------------------------------------------------------------------------------------
                   Rhode Island--.7%
    5,000M         Rhode Island Depositors Economic Protection Corp. Spl. Oblig.
                      5 3/4% 8/1/2014                                                           5,425,000                  45
                    Rhode Island Housing & Mortgage Finance Corp.:
    1,000M            8 3/8% 10/1/2013                                                          1,024,080                   9
    1,500M            8 3/8% 10/1/2016                                                          1,536,120                  13
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                7,985,200                  67
-----------------------------------------------------------------------------------------------------------------------------
                   South Dakota--.4%
    3,855M         South Dakota Health & Edl. Facs. Auth. (McKennan Hosp.) 7 5/8%
                      7/1/2006*                                                                 4,799,475                  40
-----------------------------------------------------------------------------------------------------------------------------
                   Texas--12.0%
                   Austin, Texas Utilities System Revenue:
    9,400M            Series "A" 7.8% 11/15/1998*                                               9,908,632                  83
    3,000M            8 5/8% 5/15/2002*                                                         3,517,500                  29
   16,000M            6% 11/15/2013                                                            18,120,000                 152
   30,465M            6.6% 5/15/2018**                                                         10,624,669                  89
   29,410M            6.6% 5/15/2019**                                                          9,668,538                  81
    5,000M         Bexar County, Texas Health Facs. (Baptist Memorial) 6 3/4% 8/15/2004*        5,756,250                  48
   10,000M         Brazos River Auth., Houston Light & Power Proj. 8.1% 5/1/2019               10,334,500                  86
                   Harris County Toll Road Senior Lien:
    8,375M            Series "A" 6 1/2% 8/15/2002*                                              9,296,250                  78
   11,065M            Series "A" 6 1/2% 8/15/2012                                              13,023,062                 109
    7,305M            Series "A" 6 1/2% 8/15/2013                                               8,639,843                  72
                   Houston Water Conveyance System Certificates of Participation:
    2,250M            6 1/4% 12/15/2012                                                         2,587,500                  22
    4,705M            6 1/4% 12/15/2013                                                         5,410,750                  45
    4,950M            6 1/4% 12/15/2014                                                         5,692,500                  48
    6,035M            6 1/4% 12/15/2015                                                         6,940,250                  58
    1,500M         Northeast Hospital Auth. Rev. (Northeast Med. Ctr. Hosp.)
                      8 1/8% 7/1/1998*                                                          1,561,500                  13
                   Rio Grande Valley Hlth. Fac. Dev. Corp. (Valley Baptist Med. Ctr.):
    3,910M            8% 8/1/1998*                                                              4,080,281                  34
    5,300M            6.4% 8/1/2012                                                             5,724,000                  48
                   San Antonio Electric & Gas Revenue:
    3,000M            8% 2/1/1998*                                                              3,068,610                  26
    1,850M            10 1/2% 2/1/1998*                                                         1,895,399                  16
    1,800M         Texas Health Facs. Dev. Corp. (Fort Worth Med. Ctr.) 8 1/8% 6/1/1998*        1,867,230                  16
    5,000M         Texas Public Fin. Auth. 6.2% 2/1/2005                                        5,562,500                  46
-----------------------------------------------------------------------------------------------------------------------------
                                                                                              143,279,764               1,199
-----------------------------------------------------------------------------------------------------------------------------
                   Utah--.7%
    2,000M         Provo, Utah Electric System Revenue 10 3/8% 9/15/2015                        2,940,000                  24
                   Salt Lake County Water Conservancy District Revenue:
    3,800M            7% 10/1/2011**                                                            1,928,500                  16
    3,800M            7% 10/1/2012**                                                            1,781,250                  15
    3,760M            7% 10/1/2013**                                                            1,649,700                  14
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                8,299,450                  69
-----------------------------------------------------------------------------------------------------------------------------
                   Virginia--1.1%
   11,000M         Hanover County Indl. Dev. Auth. (Mem. Regl. Med. Ctr. Proj.)
                      6 3/8% 8/15/2018                                                         12,897,500                 108
-----------------------------------------------------------------------------------------------------------------------------
                   Washington--1.7%
                   Washington Public Power Supply System:
    5,000M            Project No. 2 - 7 3/8% 7/1/2000*                                          5,481,250                  46
    4,960M            Project No. 2 - 7 3/8% 1/1/2001*                                          5,499,400                  46
      934M            Project Nos. 4 & 5 - 8 1/2% 7/1/2017 (Defaulted) (Note 1A)                  934,080                   8
    5,000M         Washington State General Obligation 6.4% 6/1/2017                            5,883,300                  49
    1,980M         Washington State Hsg. Fin. Comm. Single-Family Mtge. 7.7% 7/1/2016           2,088,900                  17
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               19,886,930                 166
-----------------------------------------------------------------------------------------------------------------------------
                   Wisconsin--3.3%
   12,000M         Superior, Wisconsin Limited Obligation Rev. (Midwest Energy) 6.9%
                      8/1/2021                                                                 15,015,000                 126
                   Wisconsin Housing & Economic Development Authority:
    1,435M            7 1/2% 9/1/2017                                                           1,497,781                  12
    4,145M            7.6% 9/1/2017                                                             4,372,975                  37
   12,700M            7 3/4% 9/1/2017                                                          13,382,625                 112
    1,545M         Wisconsin Municipal Insurance Comm. Rev. 8.7% 4/1/1998*                      1,585,927                  13
                   Wisconsin State Health & Educational Facilities Authority Revenue:
    2,000M            Hospital Sisters Services Inc. 7 5/8% 11/15/1998*                         2,103,460                  18
    1,500M            Novus Health Group 8% 6/1/1998*                                           1,584,990                  13
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               39,542,758                 331
-----------------------------------------------------------------------------------------------------------------------------
Total Value of Municipal Bonds (cost $1,053,211,744)                    98.4%               1,175,565,159               9,835
Other Assets, Less Liabilities                                           1.6                   19,709,469                 165
-----------------------------------------------------------------------------------------------------------------------------
Net Assets                                                             100.0%              $1,195,274,628             $10,000
=============================================================================================================================

 * Municipal Bonds which have been prerefunded are shown maturing at the prerefunded call date.
** Zero coupon bond issued at a discount. The interest rate shown represents the rate of discount on date purchased.

See notes to financial statements






Statement of Assets and Liabilities
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
December 31, 1997
-----------------------------------------------------------------------------------------------------------------

Assets
Investments in securities, at value (identified cost $1,053,211,744) (Note 1A)                      $1,175,565,159
Cash                                                                                                     1,153,927
Receivables:
Interest                                                                                                20,484,158
Investment securities sold                                                                               1,075,000
Capital shares sold                                                                                        217,537
Other assets                                                                                                81,733
                                                                                                 -----------------
Total Assets                                                                                         1,198,577,514
                                                                                                 -----------------
Liabilities
Payables:
Capital shares redeemed                                                           $1,234,438
Dividends payable                                                                  1,122,787
Accrued advisory fee                                                                 691,781
Accrued expenses                                                                     253,880
                                                                          -----------------
Total Liabilities                                                                                        3,302,886
                                                                                                 -----------------
Net Assets (Note 4):
Class A (113,996,802 shares outstanding)                                       1,191,814,795
Class B (331,001 shares outstanding)                                               3,459,833        $1,195,274,628
                                                                          ------------------    ==================

Net Assets Consist of:
Capital paid in                                                                                     $1,080,698,230
Undistributed net investment income                                                                        318,239
Accumulated net realized loss on investment transactions                                                (8,095,256)
Net unrealized appreciation in value of investments                                                    122,353,415
                                                                                                 -----------------
Total                                                                                               $1,195,274,628
                                                                                                ==================

Net asset value and redemption price per share--Class A                                                     $10.45
                                                                                                            ======
Maximum offering price per share--Class A ($10.45/.9375)*                                                   $11.15
                                                                                                            ======
Net asset value and offering price per share--Class B (Note 4)                                              $10.45
                                                                                                            ======

* On purchases of $25,000 or more, the sales charge is reduced.

  See notes to financial statements






Statement of Operations
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
Year Ended December 31, 1997
-----------------------------------------------------------------------------------------------------------------
Investment Income
Interest income                                                                                        $73,010,039

Expenses (Notes 1 and 3):
Advisory fee                                                                      $ 8,394,852
Distribution plan expenses--Class A                                                 3,481,392
Distribution plan expenses--Class B                                                    32,852
Shareholder servicing costs                                                         1,086,368
Bond insurance premiums                                                               193,386
Custodian fees                                                                        106,379
Professional fees                                                                      75,095
Reports and notices to shareholders                                                    63,965
Other expenses                                                                        350,755
                                                                            -----------------
Total expenses                                                                     13,785,044
Less: Custodian fees paid indirectly                                                  (57,255)
                                                                            -----------------
Net expenses                                                                                            13,727,789
                                                                                                 -----------------
Net investment income                                                                                   59,282,250

Realized and Unrealized Gain on Investments (Note 2):
Net realized gain on investments                                                    6,301,947
Net unrealized appreciation of investments                                         30,510,966
                                                                            -----------------
Net gain on investments                                                                                 36,812,913
                                                                                                 -----------------
Net Increase in Net Assets Resulting from Operations                                                   $96,095,163
                                                                                                ==================

See notes to financial statements






Statement of Changes in Net Assets
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.
------------------------------------------------------------------------------------------------------------------
Year Ended December 31                                                                   1997                 1996
------------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Assets from Operations
Net investment income                                                           $  59,282,250        $  65,345,832
Net realized gain (loss) on investments                                             6,301,947             (520,841)
Net unrealized appreciation (depreciation) of investments                          30,510,966          (32,059,622)
                                                                           ------------------    -----------------
Net increase in net assets resulting from operations                               96,095,163           32,765,369
                                                                           ------------------    -----------------
Dividends to Shareholders
Net investment income--Class A                                                    (59,425,389)         (64,864,256)
Net investment income--Class B                                                       (139,453)            (113,228)
                                                                           ------------------   -----------------
Total dividends                                                                   (59,564,842)         (64,977,484)
                                                                           ------------------    -----------------
Capital Share Transactions (a)
Class A:
Proceeds from shares sold                                                          25,022,487           41,005,690
Value of dividends reinvested                                                      45,619,578           50,176,505
Cost of shares redeemed                                                          (167,860,367)        (179,154,717)
                                                                           ------------------    -----------------
                                                                                  (97,218,302)         (87,972,522)
                                                                           ------------------    -----------------
Class B:
Proceeds from shares sold                                                             784,544            1,664,703
Value of dividends reinvested                                                         106,089               87,336
Cost of shares redeemed                                                              (581,697)            (684,909)
                                                                           ------------------   -----------------
                                                                                      308,936            1,067,130
                                                                           ------------------    -----------------
Net decrease from capital share transactions                                      (96,909,366)         (86,905,392)
                                                                           ------------------    -----------------
Net decrease in net assets                                                        (60,379,045)        (119,117,507)

Net Assets
Beginning of year                                                               1,255,653,673        1,374,771,180
                                                                           ------------------    -----------------
End of year (including undistributed net investment income of
$318,239 and $600,831, respectively)                                           $1,195,274,628       $1,255,653,673
                                                                           ==================   ==================

(a)Capital Shares Issued and Redeemed
Class A:
Sold                                                                                2,452,421            4,066,223
Issued for dividends reinvested                                                     4,476,197            4,977,355
Redeemed                                                                          (16,510,382)         (17,796,263)
                                                                           ------------------    -----------------
Net decrease in Class A shares outstanding                                         (9,581,764)          (8,752,685)
                                                                           ==================   ==================

Class B:
Sold                                                                                   77,307              166,049
Issued for dividends reinvested                                                        10,406                8,669
Redeemed                                                                              (57,234)             (68,860)
                                                                           ------------------    -----------------
Net increase in Class B shares outstanding                                             30,479              105,858
                                                                           ==================   ==================

See notes to financial statements




This page intentionally left blank.



Notes to Financial Statements
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.

1. Significant Accounting Policies -- The Fund is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The investment objective of the Fund is to seek to provide a high level of interest income which is exempt from federal income tax.

A. Security Valuation -- The municipal bonds in which the Fund invests are traded primarily in the over-the-counter markets. Such securities are valued daily at their fair value on the basis of valuations provided by a pricing service approved by the Board of Directors. The pricing service considers security type, rating, market condition and yield data, as well as market quotations and prices provided by market makers. "When Issued Securities" are reflected in the assets of the Fund as of the date the securities are purchased.

The Fund's municipal bonds are insured as to payment of principal and interest by the issuer or under insurance policies written by independent insurance companies. The Fund may retain any insured municipal bond which is in default in the payment of principal or interest until the default has been cured, or the principal and interest outstanding are paid by an insurer or the issuer of any letter of credit or other guarantee supporting such municipal bond. In such case, it is the Fund's policy to value the defaulted bond daily based upon the value of a comparable bond which is insured and not in default. In selecting a comparable bond, the Fund will consider security type, rating, market condition and yield. The Fund may invest up to 20% of its assets in portfolio securities not covered by the insurance feature.

B. Federal Income Taxes -- It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute exempt-interest dividends, by complying with the provisions available to certain investment companies, as defined in the Internal Revenue Code, and to make distributions of income and net realized capital gains (in excess of any available capital loss carryovers), sufficient to relieve it from all, or substantially all, federal income taxes. At December 31, 1997, the Fund had capital loss carryovers of $8,095,256 of which $7,571,365 expires in 2002 and $523,891 expires in 2004.

C. Distributions to Shareholders -- Dividends from net investment income are declared daily and paid monthly. Distributions from net realized capital gains are normally declared and paid annually. Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for capital loss carryforwards.

D. Security Transactions and Investment Income -- Security transactions are accounted for on the date the securities are purchased or sold. Cost is determined, and gains and losses are based, on the identified cost basis for both financial statement and federal income tax purposes. Interest income is earned from settlement date and recorded on the accrual basis. Estimated expenses are accrued daily. The Fund's Custodian has provided credits in the amount of $57,255, against custodian charges based on the uninvested cash balances of the Fund.

E. Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2. Securities Transactions -- For the year ended December 31, 1997, purchases and sales of investment securities, other than short-term notes, aggregated $156,459,413 and $262,839,973, respectively.

At December 31, 1997, the cost of investments for federal income tax purposes was $1,053,211,744. Accumulated net unrealized appreciation on investments was $122,353,415, consisting entirely of gross unrealized appreciation.

3. Advisory Fee and Other Transactions With Affiliates -- Certain officers and directors of the Fund are officers and directors of its investment adviser, First Investors Management Company, Inc. ("FIMCO"), its underwriter, First Investors Corporation ("FIC") and/or its transfer agent, Administrative Data Management Corp. ("ADM"). Officers and directors of the Fund received no remuneration from the Fund for serving in such capacity. Their remuneration (together with certain other expenses of the Fund) was paid by FIMCO or FIC. Effective January 1, 1998, independent directors will be remunerated by the Fund.

The Investment Advisory Agreement provides as compensation to FIMCO an annual fee, payable monthly, at the rate of .75% of the first $250 million of the Fund's average daily net assets, declining by .03% on each $250 million thereafter, down to .66% on average daily net assets over $750 million.

For the year ended December 31, 1997, FIC, as underwriter, received $465,427 in commissions, after allowing $35,092 to other dealers.
Shareholder servicing costs included $889,231 in transfer agent fees paid to ADM.

Pursuant to Distribution Plans adopted under Rule 12b-1 of the 1940 Act, the Fund is authorized to pay FIC a fee up to .30% of the average net assets of the Class A shares and 1% of the average net assets of the Class B shares on an annualized basis each year, payable monthly. For the year 1997, FIC was paid a fee of .29% of the average net assets of the Class A shares. The fee consists of a distribution fee and a service fee. The service fee is paid for the ongoing servicing of clients who are shareholders of the Fund.

4. Capital -- The Fund sells two classes of shares, Class A and Class B, each with a public offering price that reflects different sales charges and expense levels. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested and together with the Class B shares are subject to 12b-1 fees as described in Note 3. Class B shares are sold without an initial sales charge, but are generally subject to a contingent deferred sales charge which declines in steps from 4% to 0% over a six-year period. Class B shares automatically convert into Class A shares after eight years. Realized and unrealized gains or losses, investment income and expenses (other than distribution plan fees) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Of the 500,000,000 shares originally authorized, the Fund has designated 300,000,000 shares as Class A and 200,000,000 shares as Class B.





Financial Highlights
FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.

The following table sets forth the per share operating performance for a share of capital stock outstanding, total return, ratios to average net assets and other supplemental data for each year indicated.
-----------------------------------------------------------------------------------------------------------
                                                        CLASS A                             CLASS B
                                        -------------------------------------------------------------------
Year Ended December 31                  1997     1996     1995     1994     1993     1997     1996     1995*
-----------------------------------------------------------------------------------------------------------
Per Share Data
Net Asset Value, Beginning of Year    $10.14   $10.37    $9.42   $10.56   $10.32   $10.13   $10.37    $9.48
                                       ------   ------   ------   ------   ------   ------   ------   -----
Income from Investment Operations
Net investment income                    .50      .51      .52      .56      .60      .43      .44      .44
Net realized and unrealized gain
(loss) on investments                    .31     (.23)     .96    (1.15)     .40      .32     (.24)     .89
                                       ------   ------   ------   ------   ------   ------   ------   -----
Total from Investment Operations         .81      .28     1.48     (.59)    1.00      .75      .20     1.33
                                       ------   ------   ------   ------   ------   ------   ------   -----
Less Distributions from:
Net investment income                    .50      .51      .53      .55      .61      .43      .44      .44
Net realized gains                        --       --       --       --      .15       --       --       --
                                       ------   ------   ------   ------   ------   ------   ------   -----
Total Distributions                      .50      .51      .53      .55      .76      .43      .44      .44
                                       ------   ------   ------   ------   ------   ------   ------   -----
Net Asset Value, End of Year          $10.45   $10.14   $10.37    $9.42   $10.56   $10.45   $10.13   $10.37
                                      ======   ======   ======   ======   ======   ======   ======   ======

Total Return (%)+                       8.27     2.81    16.01    (5.61)    9.88     7.62     2.03    14.27

Ratios/Supplemental Data
Net Assets, End of Period
(in millions)                         $1,192   $1,253   $1,373   $1,302   $1,507       $3       $3       $2

Ratio to Average Net Assets: (%)
Expenses                                1.14     1.14     1.14     1.18     1.15     1.85     1.83     1.88(a)
Net Investment Income                   4.93     5.06     5.25     5.64     5.69     4.22     4.37     4.45(a)

Portfolio Turnover Rate (%)               13       21       37       57       58       13       21       37

 *  For the period 1/12/95 (date shares first offered) to 12/31/95
 +  Calculated without sales charges
(a) Annualized

See notes to financial statements




Independent Auditors' Report


To the Shareholders and Board of Directors of First Investors Insured Tax Exempt Fund, Inc.

We have audited the accompanying statement of assets and liabilities of First Investors Insured Tax Exempt Fund, Inc., including the portfolio of investments, as of December 31, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Investors Insured Tax Exempt Fund, Inc. at December 31, 1997, and the results of its operations, changes in its net assets and financial highlights for the periods indicated thereon, in conformity with generally accepted accounting principles.

                                                Tait, Weller & Baker
Philadelphia, Pennsylvania
January 30, 1998



FIRST INVESTORS INSURED TAX EXEMPT FUND, INC.

Directors

James J. Coy (Emeritus)
Roger L. Grayson
Glenn O. Head
Kathryn S. Head
Rex R. Reed
Herbert Rubinstein
Nancy S. Schaenen
James M. Srygley
John T. Sullivan
Robert F. Wentworth

Officers

Glenn O. Head
President

Concetta Durso
Vice President and Secretary

Clark D. Wagner
Vice President

Joseph I. Benedek
Treasurer

Carol Lerner Brown
Assistant Secretary

Gregory R. Kingston
Assistant Treasurer

Mark S. Spencer
Assistant Treasurer

Shareholder Information

Investment Adviser
First Investors
Management Company, Inc.
95 Wall Street
New York, NY 10005

Underwriter
First Investors Corporation
95 Wall Street
New York, NY 10005

Custodian
The Bank of New York
48 Wall Street
New York, NY 10286

Transfer Agent
Administrative Data
Management Corp.
581 Main Street
Woodbridge, NJ 07095-1198

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, DC 20036

Auditors
Tait, Weller & Baker
Eight Penn Center Plaza
Philadelphia, PA 19103

It is the Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested by any shareholder in writing or by calling 800-423-4026. The Fund will ensure that separate reports are sent to any shareholder who subsequently changes his or her mailing address.

This report is authorized for distribution only to existing shareholders, and, if given to prospective shareholders, must be accompanied or preceded by the Fund's prospectus.